UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2020

Purple Innovation, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37523	47-4078206
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 N. Chapel Ridge Rd., Suite 200
Lehi, Utah	84043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 756-2600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PRPL	The NASDAQ Stock Market LLC
Warrants to purchase one-half of one share of Class A Common Stock	PRPLW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 14, 2020, Purple Innovation, LLC (the Company”) signed a License Transfer and IP Assignment Agreement (the “Agreement”) with EdiZONE, LLC (“EdiZONE”). EdiZONE is indirectly controlled by Tony Pearce and Terry Pearce, who serve on the Board of Directors of the Company. Under the Agreement, EdiZONE transferred to the Company all its interest in the Amended and Restated License Agreement with Advanced Comfort Technologies, Inc. (“ACTI”) dated January 28, 2010, as amended by the Settlement Agreement and First Amendment to License Agreement between EdiZONE and ACTI dated May 1, 2017 (collectively, the “License Agreement”). Subject to certain adjustments, the Company paid $8,456,191 as consideration under the Agreement.

Using technology licensed under the License Agreement, ACTI is a domestic competitor of the Company, selling mattresses through some of the same retailers through which the Company also sells its products. ACTI’s sales revenues have been increasing, resulting in increasing royalties paid to EdiZONE from the License Agreement. As a result of the Agreement the Company is now the direct licensor entitled to all royalties paid under the License Agreement.  Also pursuant to the Agreement, EdiZONE assigned to the Company the trademarks GEL MATRIX and INTELLIPILLOW. The Agreement also requires the Company to indemnify EdiZONE against any claims by ACTI for EdiZONE’s breach under the License Agreement, claims arising out of the execution of the Agreement, or the Company’s ownership, enforcement or breach of the License Agreement.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full and complete terms of the Agreement, a copy of which will be filed as an exhibit to the Company’s next 10-Q filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 18, 2020	PURPLE INNOVATION, INC.

	By:	/s/ Craig L. Phillips
Craig L. Phillips
Chief Financial Officer

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